UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

            Date of Report (Date of earliest reported): June 10, 2005

                              GLOBALNET CORPORATION
               (Exact name of registrant as specified in charter)

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             Nevada                      000-24962               75-2863583
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(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
Incorporation or Organization)                               Identification No.)
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                    1919 S Highland Ave, Suite 125D, Lombard,
                      Illinois 60148 (Address of principal
                          executive offices) (Zip Code)

Registrant's telephone number, including area code: (630) 652-1300

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

Item 1.03 Bankruptcy or Receivership

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

Item 3.02 Unregistered Sales of Equity Securities

      On June 10, 2005, GlobalNet International, LLC ("International"), a wholly owned subsidiary of GlobalNet Corporation (the "Company") ceased operations. Further, International's bankruptcy proceeding was dismissed on June 23, 2005 pursuant to the Order Dismissing International's Chapter 11 case filed with the United States Bankruptcy Court in the Southern District of New York, which was initiated by a motion to convert the case to Chapter 7 by Qwest Communication Corp. ("Qwest"). The dismissal was supported by MCI Worldcom Services, Inc. ("MCI") and Qwest.

      On June 23, 2005, Qwest entered into a Settlement Agreement with the Company and International. Pursuant to the Settlement Agreement, International acknowledged that it owed Qwest a debt in the amount of $850,000 and the Company paid a debt owed to Qwest in the amount of $500,000. In addition, the Company also paid $75,000 to Qwest in connection with the settlement of a lawsuit filed by Qwest against the Company as previously disclosed in the Company's filings. The Company and International, on one hand, and Qwest, on the other hand, each agreed to a mutual release including a dismissal by Qwest of its current action in Colorado and the satisfaction of judgments entered in Virginia and Texas. In the event that the Company or any of its agents should attempt to purchase services from Qwest, then the release provided by Qwest shall be deemed null and void, the party purchasing such services shall be deemed to owe $350,000 representing the portion of the Qwest debt that was not paid and the debt owed to Qwest shall be revived. The Company shall preserve all defenses in the event that the debt is revived.

      To obtain funding to pay off Qwest, the Company entered into a Securities Purchase Agreement (the "Agreement") with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (collectively, the "Investors") on June 21, 2005 for the sale of (i) $1,750,000 in callable secured convertible notes (the "Notes") and (ii) stock purchase warrants (the "Warrants") to buy 1,750,000 shares of our common stock.

      On June 21, 2005, the Investors purchased $1,070,000 in Notes and received Warrants to purchase 1,070,000 shares of the Company's common stock. In addition, provided that all of the conditions in the Securities Purchase Agreement are satisfied, on the final business day of each month, the Company will issue to the Investors and the Investors will purchase an additional agreed upon amount of Notes and Warrants until the remaining $680,000 in Notes has been purchased. The Company or a majority in interest of the Investors may terminate the obligation to issue additional Notes and Warrant upon 30 days notice.

      The Notes bear interest at 12%, mature two years from the date of issuance, and are convertible into our common stock, at the Investors' option, at a conversion price, equal to the lower of (i) $0.0036 or (ii) 25% of the average of the three lowest intraday trading prices for our common stock during the 20 trading days before, but not including, the conversion date. As of June 27, 2005, the average of the three lowest intraday trading prices for our common stock during the preceding 20 trading days as reported on the Over-The-Counter Bulletin Board was $.0006 and, therefore, the conversion price for the secured convertible notes was $.0001. Based on this conversion price, the Notes in the amount of $1,070,000 excluding interest, were convertible into 10,700,000,000 shares of our common stock.

      We may prepay the Notes in the event that no event of default exists, there are a sufficient number of shares available for conversion of the callable secured convertible notes and the market price is at or below $.0036 per share. The full principal amount of the Notes is due upon default under the terms of Notes. In addition, we have granted the Investors a security interest in substantially all of our assets and intellectual property as well as registration rights.

      The Warrants are exercisable until five years from the date of issuance at an exercise price of $0.0009 per share. In addition, the exercise price of the Warrants is adjusted in the event we issue common stock at a price below market.

      The Investors have contractually agreed to restrict their ability to convert the Notes and exercise the Warrants and receive shares of our common stock such that the number of shares of the Company common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the Company's then issued and outstanding shares of common stock.

      The sale of the Notes was completed on June 21, 2005 with respect to $1,070,000 of the Notes. As of the date hereof, the Company is obligated on $1,070,000 in face amount of Notes issued to the Investors. The Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company. In addition, the Company is also obligated on approximately $7,000,000 in face amount of callable secured convertible notes issued to the Investors.

      The Notes and Warrants were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

Exhibit No.       Description
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4.1               Securities Purchase Agreement dated June 21, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW
                  Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners,
                  LLC

4.2               Form of Callable Secured Convertible dated June 21, 2005

4.3               Form of Stock Purchase Warrant dated June 21, 2005

4.4 Registration Rights Agreement dated June 21, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC

4.5 Intellectual Property Security Agreement dated June 21, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC

4.6 Security Agreement dated June 21, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC

4.7 Settlement Agreement entered by and between the Company and Qwest Communications Corp. dated June 23, 2005

99.1              Press Release dated June 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GLOBALNET CORPORATION

Date: June 28, 2005                     By: /s/ Mark T. Wood
                                            ----------------
                                        Name: Mark T. Wood
                                        Title: CEO